                                                                   EXHIBIT 10.19

                               SECURITY AGREEMENT

        This Security Agreement is made as of April 17, 2000 between Novadigm, Inc., a Delaware corporation ("Pledgee"), and Wallace Ruiz ("Pledgor").

                                    Recitals

        Pursuant to Pledgor's purchase of Shares under a Stock Option Agreement (the "Agreement"), between Pledgor and Pledgee and Pledgor's election to pay for such shares with funds from Pledgor's promissory note (the "Note"), Pledgor has purchased 130,000 shares of Pledgee's Common Stock (the "Shares") at a price of $5.25 per share, for a total purchase price of $682,500,00 and the advance of $147,568.00 by Pledgee for payment of related income taxes of Pledgor. The Note and the obligations thereunder are as set forth in Exhibit A attached hereto.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number _________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment, attached hereto as Exhibit B, for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

              (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

              (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

              (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement, in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

              (a) Payment of principal or interest on the Note shall be delinquent for a period of 45 days or more; or

              (b) Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          /s/ WALLACE D. RUIZ
        ------------------------------------------
        Wallace Ruiz

        Address: 9828 SW 108 Terrace
                ----------------------------------

                 Miami, FL 33176
                ----------------------------------


        "PLEDGEE"

        NOVADIGM, INC., a Delaware corporation

        By: /s/ ALBION J. FITZGERALD
           ---------------------------------------

        Print Name: ALBION J. FITZGERALD
                   -------------------------------

        Title: CHAIRMAN
              ------------------------------------

        "PLEDGEHOLDER"

          /s/ ROBERT ANDERSON
        ------------------------------------------
        Secretary of Novadigm, Inc.

                                   EXHIBIT A

                                PROMISSORY NOTE

                                                                  April 17, 2000

                                                                     $830,068.00

        For value received, the undersigned promises to pay to Novadigm, Inc., a Delaware corporation (the "Company"), the principal sum of $830,068.00 with simple interest thereof at the rate of 6.46% per annum, compounded annually, on the unpaid balance of the principal sum. Said principal and interest shall be due on the first year anniversary of the date of this Note.

        Should the undersigned fail to make full payment of any installment of principal or interest for a period of 45 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note.

        This Note is subject to the terms of the Security Agreement, dated as of April 17, 2000. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement dated April 17, 2000 and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Principal payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME.

        Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fee . The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note.


                                              /s/ WALLACE D. RUIZ
                                            ------------------------------------
                                            Wallace Ruiz

                                   EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, Wallace Ruiz, hereby sell, assign and transfer unto Novadigm, Inc. 130,000 shares of the Common Stock of Novadigm, Inc. standing in my name on the books of said corporation represented by Certificate No. __________ herewith and do hereby irrevocably constitute and appoint ChaseMellon Shareholder Services to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Security Agreement between Novadigm, Inc. and the undersigned dated April 17, 2000.


Dated:
      --------------------
                                              /s/ WALLACE D. RUIZ
                                            ------------------------------------
                                            Wallace Ruiz